UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________________________________________________________________________________________________

FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 31, 2025
(Date of earliest event reported)
______________________________________________________________________________________
RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________________________

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 31, 2025, Ring Energy, Inc. (the “Company”), as buyer, and Lime Rock Resources IV-A, L.P. (“LRRA”), and Lime Rock Resources IV-C, L.P. (“LRRC” and with LRRA, “Lime Rock”), as seller, consummated the transactions contemplated in that certain Purchase and Sale Agreement dated February 25, 2025, by and among the Company, LRRA and LRRC (the “Purchase Agreement”) that was previously reported on Form 8-K filed on February 28, 2025 with the Securities and Exchange Commission (“SEC”). At the closing of the Purchase Agreement, among other things, the Company acquired (the “Lime Rock Acquisition”) interests in oil and gas leases and related property of Lime Rock located in Andrews County, Texas, for an aggregate purchase price (the “Purchase Price”) of approximately $68.6 million in cash at closing (the “Closing Cash Consideration”), net of preliminary and customary purchase price adjustments and subject to final post-closing settlement between the Company and Lime Rock, $10 million due on or about December 31, 2025, and an aggregate of 6,452,879 shares (the “Shares” and such issuance, the “Stock Issuance”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), net of preliminary and customary purchase price adjustments. At the closing of the Lime Rock Acquisition, $5.0 million of the Closing Cash Consideration was retained in an escrow account to support Lime Rock’s indemnity obligations under the Purchase Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2025, in connection with the closing of the Purchase Agreement, the Company, LRRA and LRRC entered into a registration rights agreement (the “Registration Rights Agreement”) relating to the Shares. The Registration Rights Agreement provides that, promptly after the closing of the Lime Rock Acquisition, but in any event, no later than the earlier of (a) April 28, 2025 and (b) the fifth business day following the mailing of the Company’s definitive proxy statement on Schedule 14A for its 2025 annual stockholder meeting, the Company will prepare and file a registration statement to permit the public resale of the Shares. The Company shall cause the registration statement to become effective as soon as reasonably practicable, and to be continuously effective from and after the date it is first declared or becomes effective until the earlier of (i) all Shares have been disposed of in the manner set forth in the registration statement or under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), until the distribution of the Shares does not require registration under the Securities Act, until Lime Rock holds less than one percent of the then-outstanding Common Stock, or until there are no longer any such registrable shares of Common Stock issued in connection with the Lime Rock Acquisition outstanding or (ii) two years after the closing of the Lime Rock Acquisition. The Registration Rights Agreement also provides customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the terms thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2025, pursuant to the closing of the Purchase Agreement, among other things, the Company completed the Lime Rock Acquisition for aggregate cash consideration of approximately $68.6 million at closing, net of preliminary and customary purchase price adjustments and subject to final post-closing settlement between the Company and Lime Rock, $10 million due on or about December 31, 2025, and 6,452,879 shares of Common Stock, net of customary purchase price adjustments, as described above.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Lime Rock Acquisition and the Shares in Item 2.01 above are incorporated in this Item 3.02 by reference.

The Shares issued pursuant to the Purchase Agreement were issued in reliance on an exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the SEC under the Securities Act. The Company relied upon representations, warranties, certifications and agreements of LRRA and LRRC in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act and Regulation D under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On April 1, 2025, the Company issued a press release announcing the consummation of the transactions contemplated by the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitation, statements with respect to the Company’s strategy and prospects. The forward-looking statements include statements about the expected benefits to the Company and its shareholders from the Lime Rock Acquisition; the Company’s future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and subject to numerous assumptions and analyses made by the Company and its management considering their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the Company’s ability to successfully integrate the oil and natural gas properties acquired in the Lime Rock Acquisition and achieve the anticipated benefits from them; risks relating to unforeseen liabilities of the Company or the assets acquired in the Lime Rock Acquisition; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to the level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; the Company’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and the Company’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the SEC, including its Form 10-K for the fiscal year ended December 31, 2024, and its other SEC filings. The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01 and Regulation S-X will be filed by an amendment to this Current Report on Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01 and Regulation S-X will be furnished by an amendment to this Current Report on Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*
Purchase and Sale Agreement dated as of February 25, 2025, by and among Ring Energy, Inc., Lime Rock Resources, IV-A, L.P., and Lime Rock Resources, IV-C, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on February 28, 2025).

10.1	Registration Rights Agreement dated March 31, 2025, by and among Ring Energy, Inc., Lime Rock Resources IV-A, L.P. and Lime Rock Resources IV-C, L.P.
99.1	Press Release dated April 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	April 4, 2025	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer